UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Abbott Laboratories
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + MMMMMMM C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/abt. or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 a.m., Central Time, on April 26, 2019. Important Notice Regarding the Availability of Proxy Materials for the Abbott Laboratories Annual Meeting of Shareholders to be held on April 26, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/abt Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.investorvote.com/abt. Click on the icon on the right to view meeting materials. Return to the investorvote.com window and follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for this request. Please make your request as instructed on the reverse side of this Notice on or before April 12, 2019 to facilitate timely delivery. + 2 N O T C O Y 02ZMDF MMMMMMMMM Annual Meeting Notice 1234 5678 9012 345

Abbott Laboratories Annual Meeting of Shareholders will be held at 9:00 a.m. Central Time on April 26, 2019 at the corporation's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Items to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommend a vote FOR all the nominees listed in Item 1 and FOR Items 2 and 3: 1. Election of 13 Directors: 01 - 02 - 03 - 04 - 05 - 06 - 07 - 08 - 09 - R.J. Alpern R.S. Austin S.E. Blount M.A. Kumbier E.M. Liddy N. McKinstry P.N. Novakovic W.A. Osborn S.C. Scott III D.J. Starks J.G. Stratton G.F. Tilton M.D. White 10 11 12 13 - - - - 2. 3. Ratification of Ernst & Young LLP as auditors Say on Pay - An Advisory Vote to Approve Executive Compensation The Board of Directors recommends a vote AGAINST Item 4. 4. Shareholder Proposal - Independent Board Chairman PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please complete and return the reservation form on the back cover of the proxy statement, which can be found online at www.investorvote.com/abt. Directions to the Abbott Laboratories 2019 Annual Meeting of Shareholders are available in the proxy statement, which can be viewed at www.investorvote.com/abt. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this Notice when requesting a copy of the proxy materials. — — — Internet – Go to www.investorvote.com/abt. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Abbott Laboratories” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this Notice, and state that you want a paper copy of the proxy materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 12, 2019. Annual Meeting Notice